SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )
Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ]    Preliminary Proxy Statement                           [  ]     Confidential,  for  Use of the  Commission  Only
                                                                       (as permitted by Rule 14a-6(e)(2))
[X ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           SCUDDER NEW ASIA FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)     Date Filed:

[LOGO]                                                  345 Park Avenue
                                                        New York, New York 10154
                                                        (800) 349-4281


Scudder New Asia Fund, Inc.                             September 3, 2004
--------------------------------------------------------------------------------


To the Stockholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of Scudder New Asia Fund, Inc. (the "Fund") is to be held at 10:00 a.m., Eastern time, on Wednesday, October 6, 2004, at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th-49th Streets), New York, New York 10017. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

At the Annual Meeting, the stockholders will elect two Directors. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

All of our independent directors plan to attend this meeting and look forward to meeting interested stockholders.

Your Fund's Directors recommend that you vote in favor of each of the nominees for Director.

Respectfully,


/s/Robert J. Callander


Robert J. Callander
Chairman of the Board
on behalf of the full Board



--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                           SCUDDER NEW ASIA FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of

Scudder New Asia Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders (the "Annual Meeting") of Scudder New Asia Fund, Inc. (the "Fund") has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th-49th Streets), New York, New York 10017, on Wednesday, October 6, 2004 at 10:00 a.m., Eastern time, for the following purpose:

To elect two Directors of the Fund to hold office for a term of three years and until their respective successors shall have been duly elected and qualified.

The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at the close of business on July 19, 2004 are entitled to vote at the meeting and any adjournments or postponements thereof.

By order of the Board of Directors,


/s/John Millette


John Millette, Secretary

September 3, 2004










--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder New Asia Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager"), part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th-49th Streets), New York, New York 10017, on Wednesday, October 6, 2004 at 10:00 a.m., Eastern time, and at any adjournments or postponements thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about September 3, 2004 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it prior to the time the proxy is exercised by attending the Meeting and casting his or her votes in person or by mail, by executing a superseding proxy or by submitting a notice of revocation to the Fund (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the recommendations of the Board of Directors of the Fund as indicated in the Proxy Statement.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

With respect to the election of director nominees, abstentions and broker-non-votes will have the same effect as a vote not to elect the nominees, because election of a nominee requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote.

Holders of record of the common stock of the Fund at the close of business on July 19, 2004 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments or postponements thereof. There were 8,759,833 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the year ended December 31, 2003 and a copy of the semiannual report for the six-month period ended June 30, 2003, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.

PROPOSAL: ELECTION OF DIRECTORS

Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Directors of the Fund to serve for a term of three years, or until their successors are duly elected and qualify. The nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Information Concerning Nominees

The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund.

Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I -- Nominees to serve until 2007 Annual Meeting of Stockholders:
-------

                       Present Office with the                               Aggregate Dollar Range of
                       Fund, if any; Principal                               Equity Securities in All
Name (Age)             Occupation or Employment  Year      Dollar Range of   Registered Investment
Address                and Directorships         First     Equity Securities Companies Overseen by Director
Independent            in Publicly Held          Became a  in the Fund as of in Family of Investment
Directors**            Companies                 Director  June 30, 2004^1   Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Clinical Professor of     1999      $10,001-$50,000   $50,001-$100,000
                       Finance, NYU Stern
Kenneth C. Froewiss    School of Business
(58)                   (1997-present), Member,
c/o Deutsche           Finance Committee,
Investment Management  Association for Asia
Americas Inc.          Studies (2002-present);
345 Park Avenue        Formerly, Managing
New York, NY 10154     Director, J.P. Morgan
                       (investment banking
                       firm) (1984-1996).
                       Mr. Froewiss serves on
                       the boards of three
                       other funds managed by
                       DeIM.

-------------------------------------------------------------------------------------------------------------

Class I -- Nominees to serve until 2007 Annual Meeting of Stockholders (continued):
-------

                       Present Office with the                               Aggregate Dollar Range of
                       Fund, if any; Principal                               Equity Securities in All
Name (Age)             Occupation or Employment  Year      Dollar Range of   Registered Investment
Address                and Directorships         First     Equity Securities Companies Overseen by Director
Independent            in Publicly Held          Became a  in the Fund as of in Family of Investment
Directors**            Companies                 Director  June 30, 2004^1   Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]      For-Profit Corporate      2001      $1-$10,000        $10,001-$50,000
                       Boards: Director,
Susan Kaufman          Valero Energy
Purcell (62)           Corporation; Non-Profit
c/o Deutsche           Organizations: Vice
Investment Management  President, Council of
Americas Inc.          the Americas; Vice
345 Park Avenue        President, Americas
New York, NY 10154     Society; Non-Profit
                       Directorships: Freedom
                       House, Foundation for
                       Management Education in
                       Central America (FMECA)
                       and National Endowment
                       for Democracy (until
                       1999); Member, Advisory
                       Board, The
                       Inter-American
                       Foundation; Member,
                       Council on Foreign
                       Relations; and Member,
                       The Economic Club of
                       New York (private
                       club). Previously
                       Member, Policy Planning
                       Staff, US Department of
                       State and Associate
                       Professor of Political
                       Science, University of
                       California, Los Angeles
                       (UCLA). Dr. Purcell
                       serves on the boards of
                       three other funds
                       managed by DeIM.

-------------------------------------------------------------------------------------------------------------

Information Concerning Continuing Directors

The Board of Directors is divided into three classes, with each Director serving for a term of three years. The terms of Class II and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. It is currently anticipated that Messrs. Callander and Luers will resign from the Board on or about April 30, 2005 in accordance with the Boards' retirement policy.

Class II -- Directors to serve until 2005 Annual Meeting of Stockholders:
--------

                       Present Office with the                               Aggregate Dollar Range of
                       Fund, if any; Principal                               Equity Securities in All
Name (Age)             Occupation or Employment  Year      Dollar Range of   Registered Investment
Address                and Directorships         First     Equity Securities Companies Overseen by Director
Independent            in Publicly Held          Became a  in the Fund as of in Family of Investment
Directors**            Companies                 Director  June 30, 2004^1   Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]      President and Chief       1998      $1-$10,000        $10,001-$50,000
                       Executive Officer,
William H. Luers (75)  United Nations
c/o Deutsche           Association of U.S.A.;
Investment             Director, Wickes
Management             Lumber Company
Americas Inc.          (building materials),
345 Park Avenue        America Online Latin
New York, NY 10154     America and Rubin Art
                       Museum (Asian art
                       museum)
                       (2003-present);
                       Member, Advisory
                       Board, The Trust for
                       Mutual Understanding,
                       National Museum of
                       Natural History,
                       Smithsonian
                       Institution
                       (2003-present), and
                       Christies' Inc. (art
                       auction house)
                       (2003-present);
                       Trustee: Rockefeller
                       Brothers Fund, Trustee
                       Advisory Council --
                       Appeal of Conscience
                       Foundation; formerly,
                       President,
                       Metropolitan Museum of
                       Art (1986-1999)
                       (retired); Director,
                       StoryFirst
                       Communications, Inc.
                       (owns television and
                       radio stations in
                       Russia and Ukraine)
                       (1996-1999),
                       The Eurasia Foundation
                       (2000-2002), IDEX
                       Corporation (liquid
                       handling equipment
                       manufacturer)
                       (1991-2003); Member,
                       Executive Committee
                       and Board of
                       Directors, East-West
                       Institute (1998-2002).
                       Mr. Luers serves on
                       the boards of three
                       other funds managed by
                       DeIM.

-------------------------------------------------------------------------------------------------------------

Class II -- Directors to serve until 2005 Annual Meeting of Stockholders (continued):
--------

                       Present Office with the                               Aggregate Dollar Range of
                       Fund, if any; Principal                               Equity Securities in All
Name (Age)             Occupation or Employment  Year      Dollar Range of   Registered Investment
Address                and Directorships         First     Equity Securities Companies Overseen by Director
Independent            in Publicly Held          Became a  in the Fund as of in Family of Investment
Directors**            Companies                 Director  June 30, 2004^1   Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Director and Chief        2001      None              Over $100,000
                       Executive Officer, IMF
Ronaldo A. da Frota    Editora Ltd.
Nogueira (66)          (financial publisher);
c/o Deutsche           Chairman of the
Investment             Certification
Management Americas    Committee and
Inc.                   Director, APIMEC
345 Park Avenue        Nacional (Brazilian
New York, NY 10154     Association of
                       Investment
                       Professionals and
                       Analysts); Member,
                       Board of the
                       Association of
                       Certified
                       International
                       Investment Analysts
                       (ACIIA). Mr. Nogueira
                       serves on the boards
                       of three other funds
                       managed by DeIM.

-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Professor (formerly       1999      None              None
                       Dean, 1999-2001),
Kesop Yun (59)         College of Business
c/o Deutsche           Administration, Seoul
Investment             National University,
Management Americas    Seoul, Korea;
Inc.                   Director, The Korea
345 Park Avenue        Liberalisation Fund,
New York, NY 10154     Inc. (U.K.)
                       (1996-1999); Visiting
                       Professor of London
                       Business School
                       (1997-1998);
                       President, Korea
                       Securities & Economy
                       Institute (1994-1995)
                       and Korea Tax
                       Association
                       (1994-1995). Mr. Yun
                       serves on the boards
                       of three other funds
                       managed by DeIM.

-------------------------------------------------------------------------------------------------------------

Class III -- Directors to serve until 2006 Annual Meeting of Stockholders:
---------

                       Present Office with the                               Aggregate Dollar Range of
                       Fund, if any; Principal                               Equity Securities in All
Name (Age)             Occupation or Employment  Year      Dollar Range of   Registered Investment
Address                and Directorships         First     Equity Securities Companies Overseen by Director
Interested             in Publicly Held          Became a  in the Fund as of in Family of Investment
Director*              Companies                 Director  June 30, 2004^1   Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Vice Chairman (since      2004      None              None
                       2004) of the Board of
Vincent J. Esposito    the Fund; Managing
(48)*                  Director, DeAM (since
c/o Deutsche           2003). Vice President
Investment Management  of Central European
Americas Inc.          Equity Fund, Inc.
345 Park Avenue        (since 2003); Vice
New York, NY 10154     President of The
                       Germany Fund, Inc.
                       (since 2003); Vice
                       President of The New
                       Germany Fund, Inc.
                       (since 2003)
                       (registered investment
                       companies). Mr.
                       Esposito serves on the
                       boards of three other
                       funds managed by DeIM.
                       Managing Director,
                       Putnam Investments
                       (1991-2002).

-------------------------------------------------------------------------------------------------------------

Class III -- Directors to serve until 2006 Annual Meeting of Stockholders (continued):
---------

                       Present Office with the                               Aggregate Dollar Range of
                       Fund, if any; Principal                               Equity Securities in All
Name (Age)             Occupation or Employment  Year      Dollar Range of   Registered Investment
Address                and Directorships         First     Equity Securities Companies Overseen by Director
Independent            in Publicly Held          Became a  in the Fund as of in Family of Investment
Directors**            Companies                 Director  June 30, 2004^1   Companies as of June 30, 2004^1
-------------------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED]      Chairman (since 2004)     1994      $1-$10,000        $50,001-$100,000
                       of the Board of the
Robert J. Callander    Fund; Retired Vice
(73)                   Chairman, Chemical
c/o Deutsche           Banking Corporation;
Investment Management  Director, ARAMARK
Americas Inc.          Corporation (food
345 Park Avenue        service); Member,
New York, NY 10154     Council on Foreign
                       Relations; Previously
                       Visiting
                       Professor/Executive-in-Residence,
                       Columbia University
                       Business School;
                       Formerly, Director,
                       Barnes Group, Inc.
                       (manufacturing) (until
                       April 2001). Director,
                       Metropolitan Opera
                       Association (retired).
                       Mr. Callander serves on
                       the boards of three
                       other funds managed by
                       DeIM.

-------------------------------------------------------------------------------------------------------------

All Directors and Officers as a group                      2,450             Less than 1/4 of 1% of Shares of
                                                           Shares            the Fund

-------------------------------------------------------------------------------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, DeIM, or its affiliates, or the Fund's subadvisor, Deutsche Asset Management (Asia) Limited ("DeAMAL"). Mr. Esposito is deemed to be an interested person because of his affiliation with the Fund's investment manager, DeIM, or its affiliates.

** Director considered by the Fund and its counsel not to be "interested persons" of the Fund or the Fund's investment manager, DeIM.

^1 The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a closed-end management investment company, require the Fund's Officers and Directors, investment manager, affiliates of the Fund's investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the fiscal year ended December 31, 2003 were timely. As a convenience to the directors, the Investment Manager assists the directors in making their Section 16 filings.

According to a filing made with the SEC in February 2004, the following owned beneficially more than 5% of the Fund's outstanding stock:

Wachovia Corporation, One Wachovia Center, Charlotte, NC 28288-0137 reported beneficial ownership of 511,652 shares, or 5.83% of the Fund's outstanding stock.

Except as noted above, to the best of the Fund's knowledge, as of July 31, 2004, no other person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Directors

James W. Morley, Robert G. Stone, Jr. and Wilson Nolen serve as Honorary Directors of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Messrs. Morley, Stone and Nolen had served as Directors of the Fund since 1986. Messrs. Morley, Stone and Nolen retired as Directors in 1993, 1994 and 1999, respectively, in accordance with the Board of Directors' retirement policy.

Committees of the Board -- Board Meetings

The Board of Directors of the Fund met nine times during the year ended December 31, 2003.

Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as regular members.

The Board of Directors seeks to have at least a majority of its members present at annual stockholder meetings. At the Fund's last annual stockholder meeting on October 1, 2003, all Directors except Mr. Yun attended in person, and Mr. Yun attended by telephone.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors.

Audit Committee

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of the Investment Manager ("Independent Directors") as defined in the 1940 Act, which met four times during the year ended December 31, 2003. The members of the Audit Committee are independent, as independence is defined in the listing standards of The New York Stock Exchange, Inc. In addition to approving the selection, retention, compensation and termination of the fund's independent registered public accounting firm, the Audit Committee reviews with management and the independent registered public accounting firm for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's annual audited financial statements, reviews the independent registered public accounting firm's required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, recommends to the Board for its approval the selection of independent accountants, reviews matters related to the independence of the Fund's independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Audit Committee's Pre-Approval Policies and Procedures. The Audit Committee must approve the engagement of the independent registered public accounting firm to provide audit or non-audit services to the Fund and non-audit services to DeIM or its control affiliates that relate directly to the Fund's operations and financial reporting prior to the commencement of any such engagement. In addition, the independent accountants must notify the Fund's Audit Committee not later than the Audit Committee's next meeting if the independent registered public accounting firm enters into an engagement to provide audit or non-audit-related services to DeIM or its control affiliates that are not for services to the Fund or services that relate directly to the Fund's operations and financial reporting whose projected fees are in excess of $25,000. Such notification must include a general description of the services awarded, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reason for selecting the independent registered public accounting firm, and the projected fees.

The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A.

At a meeting held on July 7, 2004, the Audit Committee and Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2004. The Fund's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 and for the six-month periods ended June 30, 2003 and June 30, 2002 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:

                                           Tax Fees           Audit-Related Fees         All Other Fees
-------------------------------------------------------------------------------------------------------------
Fiscal Year Ended     Audit Fees1     Fund    DeIM-Related     Fund    DeIM-Related    Fund    DeIM-Related
-------------------------------------------------------------------------------------------------------------
December 31, 2002       $86,000     $10,200      $97,000     $1,361      $399,300       $0      $17,168,050
-------------------------------------------------------------------------------------------------------------
December 31, 2003       $91,000     $10,700     $162,000     $1,237      $538,457       $0       $3,815,700
-------------------------------------------------------------------------------------------------------------

-------------------

^1 The aggregate audit fees billed by PricewaterhouseCoopers to all funds registered under the 1940 Act and managed by DeIM-related entities for each of the Fund's last two fiscal years were $4,423,000 for the fiscal year ended December 31, 2002 and $5,036,000 for the fiscal year ended December 31, 2003.

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for each of the last two fiscal years for professional services rendered for the audits of the Fund's annual and semi-annual financial statements and review of financial statements included in the registrant's N-CSR for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The fees disclosed under the caption "Audit-Related Fees" are the aggregate fees billed in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees." "Tax Fees" are the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance and tax return preparation. "All Other Fees" are the aggregate fees billed in each of the last two fiscal years for products and services provided, other than the services described above. "All Other Fees" were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the Fund. "DeIM-Related Fees" includes fees billed for services, if any, in each of the last two fiscal years to DeIM and all entities controlling, controlled by, or under common control with DeIM that provide ongoing services to the Fund. Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees" and "All Other Fees" since the pre-approval procedures were adopted by the Audit Committee.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund for each of the Fund's last two fiscal years were $17,168,050 for the fiscal year ended December 31, 2002 and $3,815,700 for the fiscal year ended December 31, 2003. The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide ongoing services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report

In connection with the audited financial statements as of and for the year ended December 31, 2003 included in the Fund's Annual Report for the year ended December 31, 2003 (the "Annual Report"), at a meeting held on February 18, 2004, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm.

The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee's Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee consists of Messrs. Froewiss (Chairman), Callander, Luers, Nogueira and Yun and Dr. Purcell.

Committee on Independent Directors

The Committee on Independent Directors consists of the Independent Directors. The members of the Committee on Independent Directors are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. The Committee met once during the year ended December 31, 2003.

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Independent Directors and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to the Independent Directors. The Committee met on April 7, 2004 to recommend the nominees for Independent Directors presented in this proxy statement.

The Committee on May 10, 2004 met to recommend successors to fill vacancies that would be created when Richard Hale, in connection with his forthcoming retirement from the Investment Manager, submitted his resignation as a Class I Director and Chairman of the Board of the Fund. To fill these vacancies, at the recommendation of the Committee, the Board elected Mr. Callander, the Chairman of the Committee on Independent Directors, as Chairman of the Board. The Board believes that its election of an Independent Director as Chairman reaffirms the Board's long-standing commitment to strong, independent oversight of the Fund's operations, and to progressive governance practices that seek to protect and serve the interests of all Fund stockholders. At the Committee's recommendation, the Board also appointed Mr. Esposito as a director in Class I and as Vice Chairman of the Board.

The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition.

The Board of Directors has adopted a written charter for the Committee on Independent Directors, which is attached to this Proxy Statement as Appendix B. The charter is not available on the fund's website.

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter (which is part of Appendix B hereto), as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholder to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee. In order to be considered by the Committee for the 2005 annual meeting, submission should be made by May 6, 2005.

Executive Committee

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Messrs. Callander, Esposito and Froewiss are members of the Executive Committee. The Executive Committee did not meet during the year ended December 31, 2003.

Valuation Committee

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of certain illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Callander, Esposito and Froewiss are the members of the Valuation Committee, with Mr. Luers as an alternate. The Valuation Committee met once during the year ended December 31, 2003.

Stockholder Communications with Directors

The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of Scudder New Asia Fund, Inc., c/o John Millette, Secretary to the Fund, 345 Park Avenue, New York, New York 10154. The Secretary of the Fund then will promptly forward copies of all written correspondence to the Directors.

Executive Officers

The following persons are Executive Officers of the Fund:

                                          Present Office with the Fund;               Year First Became
Name (Age)                             Principal Occupation or Employment^1              an Officer^2
-----------------------------------------------------------------------------------------------------------
Julian F. Sluyters (44)       President and Chief Executive Officer; Managing                  2004
                              Director, Deutsche Asset Management (since May 2004);
                              President and Chief Executive Officer of The Brazil
                              Fund, Inc., Scudder Global High Income Fund, Inc. and
                              Montgomery Street Income Securities, Inc. (since May
                              2004); Chief Executive Officer of 203 Scudder Funds
                              (since June 2004); President and Chief Executive
                              Officer, UBS Fund Services (2001-2003); Chief
                              Administrative Officer (1998-2001) and Senior Vice
                              President and Director of Mutual Fund Operations
                              (1991-1998) UBS Global Asset Management.

Kate Sullivan D'Eramo (47)    Assistant Treasurer; Director of Deutsche Asset                  2003
                              Management.

Terrence Gray (34)            Vice President; Vice President of Deutsche Asset                 2002
                              Management.

Kevin M. Gay (44)             Assistant Treasurer; Vice President of Deutsche Asset            2004
                              Management (since 2002); prior thereto, a Vice President
                              and Director of PFPC, Inc. or its predecessor
                              organization (1994-2002).

John Millette (42)            Vice President and Secretary; Director of Deutsche Asset         1999
                              Management.

Caroline Pearson (42)         Assistant Secretary; Managing Director of Deutsche Asset         1998
                              Management.

Charles A. Rizzo (47)         Treasurer and Chief Financial Officer; Managing Director         2002
                              (since 2004) and Director (2000-2004) of Deutsche Asset
                              Management; prior thereto, Vice President and Department
                              Head, BT Alex. Brown Incorporated (now Deutsche Bank
                              Securities Inc.) (1998-1999); Senior Manager, Coopers &
                              Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                              (1993-1998).

Bruce A. Rosenblum (43)       Vice President and Assistant Secretary; Director (since          2002
                              2002) and Vice President (2000-2002) of Deutsche Asset
                              Management; prior thereto, partner with the law firm of
                              Freedman, Levy, Kroll & Simonds (1994-1999).

Salvatore Schiavone (38)      Assistant Treasurer; Director of Deutsche Asset                  2003
                              Management.
-----------------------------------------------------------------------------------------------------------

^1 Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Esposito, Gray, Millette, Rizzo, Rosenblum and Schiavone and Mses. D'Eramo and Pearson own securities of Deutsche Bank A.G.

^2 The President, Treasurer and Secretary each holds office until the next annual meeting of the Board of Directors and until his successor has been duly elected and qualified, and all other officers hold office in accordance with the bylaws of the Fund.

Transactions with and Remuneration of Directors and Officers

The aggregate direct remuneration incurred by the Fund for payment to Independent Directors was $122,653, including expenses, for the year ended December 31, 2003. Each such Independent Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000, except the Chairman of the Board (currently Mr. Callander), who receives an annual fee of $18,000 effective May 10, 2004. Prior to May 10, 2004, Mr. Callander received an annual Director's fee of $6,000 plus an additional $2,500 annual fee for having served as Lead Independent Director of the Independent Directors. The Chairman of the Audit Committee (currently Mr. Froewiss) receives an additional $2,500 annual fee for serving in that capacity. Each Independent Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to that firm (see "Investment Manager," page 40), although the Fund makes no direct payments to them.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund and DeIM, plus compensation received from all funds managed by DeIM for which a Director serves on the Board. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

Compensation Table for the year ended December 31, 2003
------------------------------------------------------------------------------------------------------------
            (1)                   (2)                (3)                 (4)                  (5)
                                                                                    Aggregate Compensation
                                                                                    as a Director/Trustee
                                                                                    of the Fund and Other
                                            Pension or                              Scudder Funds
                             Aggregate      Retirement Benefits   Estimated Annual
Name of Person,              Compensation   Accrued as Part of    Benefits Upon     Paid by     Paid by
Position                     from the Fund  Fund Expenses         Retirement        Funds       DeIM
------------------------------------------------------------------------------------------------------------
Robert J. Callander,         $16,250        N/A                   N/A               $64,250     $3,000*
Director                                                                            (4 funds)

Kenneth C. Froewiss,         $16,250        N/A                   N/A               $65,750     $3,000*
Director                                                                            (4 funds)

William H. Luers,            $13,750        N/A                   N/A               $55,750     $3,000*
Director                                                                            (4 funds)

Ronald A. da Frota Nogueira, $13,750        N/A                   N/A               $61,750     $3,000*
Director                                                                            (4 funds)

Susan Kaufman Purcell,       $13,750        N/A                   N/A               $53,500     $3,000*
Director                                                                            (4 funds)

Kesop Yun,                   $13,750        N/A                   N/A               $54,250     $3,000*
Director                                                                            (4 funds)
------------------------------------------------------------------------------------------------------------

* DeIM paid the fees of Independent Directors for attendance at a meeting to discuss and approve the delegation of certain fund accounting and related services to State Street Bank and Trust Company.

Required Vote

Election of each of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon. Your Fund's Directors recommend that stockholders vote for of each of the listed nominees.

The Investment Manager

Under the supervision of the Board of Directors of the Fund, Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager"), with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Investment Manager is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Manager also provides certain administrative services to the Fund.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Investment Manager, the predecessor of which is Scudder, Stevens & Clark, Inc. ("Scudder"), is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Investment Manager changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Investment Manager was acquired by Deutsche Bank AG, and the Investment Manager changed its name to Deutsche Investment Management Americas Inc.

DeIM is a Delaware corporation. Evelyn Tresset, 280 Park Avenue, New York, NY 10017, is a Director and Chief Operating Officer; William N. Shiebler, 280 Park Avenue, New York, NY 10017, is a Director, President and Chief Executive Officer; Jeffrey S. Wallace, 280 Park Avenue, New York, NY 10017, is a Director, Chief Financial Officer and Treasurer; A. Thomas Smith, 1251 Avenue of the Americas, New York, NY 10020, is Secretary and Chief Legal Officer; Stephen R. Burke and Thomas F. Eggers, each of 1325 Avenue of the Americas, New York, NY 10019, Leo P. Grohowski, 345 Park Avenue, New York, NY 10154 and Gloria S. Nelund, 300 South Grand Avenue, Los Angeles, CA 90071, each is an Executive Vice President; and Philip W. Gallo, 1251 Avenue of the Americas, New York, NY 10020, is the Chief Compliance Officer.

The Subadvisor

On April 3, 2002, the Directors of the Fund approved a Research and Advisory Agreement between DeIM and Deutsche Asset Management (Asia) Limited ("DeAMAL"), a wholly owned subsidiary of Deutsche Bank, which serves as subadvisor to the Fund. The address of DeAMAL and the principal business address of each director and principal executive officer of DeAMAL, as it relates to his or her duties at DeAMAL, is 20 Raffles Place, #27-01 Ocean Towers, Singapore, Singapore 048620. No Directors or officers of the Fund are employees, officers, directors or shareholders of DeAMAL. DeAMAL is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended, and began serving as subadvisor to the Fund on April 8, 2002. DeAMAL renders investment advisory and management services with regards to that portion of the Fund's portfolio allocated to DeAMAL by DeIM.

The principal occupations of each director and principal executive officer of DeAMAL are set forth in the table below:

Name                                     Position with DeAMAL
--------------------------------------------------------------------------------
James C. W. Goulding                     Non-Executive Director

Peng-Wah Choy                            Chief Executive Officer and Director

Chiong-Tuck Phoon                        Chief Investment Officer [and Director]

Peter N. S. Hanbury                      Director

Jennifer Davies                          Director [of Legal and Compliance]

Sui-Yin NG                               Head of Operations

Wee-Peng Chin                            Head of Finance

Diane Seymour-Williams                   Non-Executive Director
--------------------------------------------------------------------------------


Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of DeIM. The Fund has retained Georgeson Shareholder Communications Inc. ("Georgeson"), 17 State Street, New York, New York 10004, to assist in the proxy solicitation. The cost of its services is estimated at $9,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with this proxy statement. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-866-865-4470. Any proxy given by a stockholder is revocable until voted at a meeting. See "Proxy Statement -- General."

In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 6, 2004, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the votes cast on the matter at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2005 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, New York, New York 10154, by May 6, 2005. The timely submission of a proposal does not guarantee its inclusion.

For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund's bylaws, which, among other things, require that the stockholders must give timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record, and the notice must contain the information about the nomination or other business that is required by the Fund's bylaws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days' notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

By order of the Board of Directors,


/s/John Millette


John Millette
Secretary


345 Park Avenue
New York, New York 10154


September 3, 2004

                                   APPENDIX A

                          SCUDDER NEW ASIA FUND, INC.

                            AUDIT COMMITTEE CHARTER
                             ADOPTED APRIL 7, 2004

This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of Scudder New Asia Fund, Inc. (the "Fund"). The Board of Directors of the Fund (the "Board") established the Committee to provide oversight with respect to the Fund's accounting and financial reporting policies and practices.

(1) Organization. The Committee shall be composed of three or more members of the Board who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, who do not directly or indirectly receive consulting, advisory or other compensatory fees from the Fund or from the Fund's investment adviser or its affiliates, except fees from the Fund for services as a Director, and who satisfy any independence or expertise requirements of the exchange(s) on which the Fund's shares are traded.

(2) Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

(3) Committee Purposes. The purposes of the Committee are as follows:

    (a) To oversee the Fund's accounting and financial reporting policies and practices, the Fund's internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

    (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

    (c) To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

    (d) To act as a liaison between the Fund's independent auditors and the Board; (e) To oversee the Fund's compliance with legal and regulatory requirements; and

    (f) To prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the Fund's annual proxy statement relating to the election of directors, or, if the Fund does not file a proxy statement, in the Fund's annual report filed with the Securities and Exchange Commission.

The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor's responsibility to plan and carry out a proper audit.

(4) Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

    (a) To approve the selection, retention, compensation and termination of the Fund's independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Fund, as well as to set clear hiring policies relating to the hiring by entities within the Funds' investment complex^1 of employees or former employees of the independent auditors;

    (b) To consider whether the provision of non-audit services rendered by the independent auditors to the Fund and the Fund's investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of independent auditors;

    (c) To: (i) at least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Fund; (ii) discuss the annual audited financial statements and any interim financial statements with management and the independent auditor, including the Fund's disclosures under "Portfolio Management Review;" and (iii) discuss policies with respect to risk assessment and risk management;

    (d) To meet with the Fund's independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Fund's annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management's responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund stockholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee's scope of responsibilities under this Charter;

-------------------

^1    "Investment company complex" includes:

     - the Fund and its investment adviser or sponsor;

     - any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

     - any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the sections above.

    (e) To meet regularly with the Fund's chief financial and accounting officers, the Fund's Treasurer and the Fund's investment adviser's internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

    (f) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund's financial policies and procedures, internal accounting controls or disclosure controls and procedures;

    (g) To establish procedures for the receipt, retention and treatment of complaints that the Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters;

    (h) To establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund's investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Fund) that relate directly to the Fund's operations and financial reporting;

    (i) To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Fund's investment advisers (and their affiliates); and

    (j) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5) Role of Independent Auditors. The Fund's independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

(6) Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Fund's expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

(7) Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

                                   APPENDIX B

                          SCUDDER NEW ASIA FUND, INC.

                       COMMITTEE ON INDEPENDENT DIRECTORS
                             ADOPTED APRIL 7, 2004

This document constitutes the Charter of the Committee on Independent Directors (the "Committee") of the Board of Directors of Scudder New Asia Fund, Inc. (the "Fund"). The Board of Directors of the Fund (the "Board") has adopted this Charter to govern the activities of the Committee.

(1) Statement of Purposes and Responsibilities. The primary purposes and responsibilities of the Committee are: (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of stockholders if any is to be held; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Directors who are not "interested persons" of the Fund, as defined in
     Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"), and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to Independent Directors.

(2) Organization and Governance. The Committee shall be comprised of all of the Independent Directors and shall not include any members who are not Independent Directors.

A member of the Committee may be designated by the Board as the Committee's chair (the "Lead Independent Director"). The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's By-Laws. The Chair of the Board, the Lead Independent Director or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

(3) Qualifications for Director Nominees. The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

(4) Identification of Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (ii) the Fund's investment adviser(s), (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

(5) Consideration of Candidates Recommended By Stockholders. The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

            APPENDIX A TO COMMITTEE ON INDEPENDENT DIRECTORS CHARTER

            PROCEDURES FOR STOCKHOLDERS TO SUBMIT NOMINEE CANDIDATES
                             ADOPTED APRIL 7, 2004

A Fund stockholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

(1) The stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(2) The Stockholder Recommendation must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least 120 calendar days before the anniversary of the date on which the Fund's proxy statement was released to stockholders in connection with the previous year's annual meeting.

(3)  The Stockholder Recommendation must include:

     (a) a statement in writing setting forth (i) the name, age, date of birth, business address, residence address, principal occupation or employment, and nationality of the person recommended by the stockholder (the "candidate"); (ii) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such stockholder by the candidate; (iii) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
          14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (iv) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (v) whether the recommending stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination;

     (b) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

     (c) the recommending stockholder's name and address as they appear on the Fund's books;

     (d) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending stockholder; and

     (e) a description of all arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending stockholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

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         * Please fold and detach card at perforation before mailing. *
--------------------------------------------------------------------------------

PROXY                     SCUDDER NEW ASIA FUND, INC.                      PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Stockholders -- October 6, 2004

The undersigned hereby appoints Bruce Rosenblum, John Millette and Caroline Pearson and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder New Asia Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scudder New Asia Fund, Inc. to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th - 49th Streets), New York, New York 10017, on Wednesday, October 6, 2004 at 10:00 a.m., Eastern time, and at any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.


                           (continued on other side)

Instructions for Voting Your Proxy

Scudder New Asia Fund offers shareholders of record three alternative ways of voting their proxies:

o By Telephone

o Through the Internet (using a browser)

o By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

---------
TELEPHONE   Available only until 4:00 p.m. EST October 5, 2004.
---------
o Call TOLL-FREE: 1-800-850-5356, on any touch-tone telephone to authorize voting of your shares.You may call 24 hours a day, 7 days a week.You will be prompted to follow simple instructions.

o Your vote instructions will be confirmed and shares voted as you directed.

---------------
INTERNET VOTING Available only until 4:00 p.m. EST on October 5, 2004.
---------------
o Visit the Internet voting Website at http://proxy.georgeson.com

o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.

o You will incur only your usual Internet charges.

--------------
VOTING BY MAIL
--------------
o Simply sign and date your proxy card and return it in the postage-paid envelope.

          --------------                   --------------
          COMPANY NUMBER                   CONTROL NUMBER
          --------------                   --------------



         * Please fold and detach card at perforation before mailing. *
--------------------------------------------------------------------------------
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

                                                                                        To vote, mark blocks below in
                                                                                        blue or black ink as follows: / X /

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the item listed below.

The election of two Directors:

Nominees: Class I: Kenneth C. Froewiss and Susan Kaufman Purcell.               FOR all nominees listed       WITHHOLD AUTHORITY
                                                                                at left (except as marked   to vote for all nominees
(INSTRUCTION: To withhold authority to vote for any individual nominee, write    to the contrary at left)        listed at left
that nominee's name on the space provided below.)
                                                                                         _____                      _____
--------------------------------------------------------------------------------        /____/                     /____/

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                                        Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                                        -----------------------------------------------
                                                                  (Signature of Stockholder)

                                                        -----------------------------------------------
                                                                (Signature of joint owner, if any)

                                                        Date _______________________________________, 2004

                                                        PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS
                                                        REQUIRED.
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